Exhibit 10.1

[***] Certain information in this document has been excluded pursuant to Regulation S-K, Item 601(b)(10). Such excluded information is not material and the registrant customarily and actually treats as private and confidential.

AMENDMENT NO. 1 AND WAIVER TO CREDIT AGREEMENT

This Amendment No. 1 and Waiver to Credit Agreement (this “Amendment”) dated as of August 1, 2022, is among Baudax Bio, Inc., a Pennsylvania corporation (“Borrower”). Baudax Bio N.A. LLC, a Delaware limited liability company (“Baudax LLC”). Baudax Bio Limited, a private company incorporated under the laws of Ireland limited by shares having company number 562027 (together with Baudax LLC, collectively, the “Guarantors” and together with the Borrower, the “Loan Parties”). Wilmington Trust, National Association, not individually, but solely in its capacity as administrative and collateral agent for the Lenders (the “Agent”) and the Lenders party hereto.

WHEREAS, the Borrower, the Lenders and the Agent are party to that certain Credit Agreement, dated as of May 29, 2020 (the “Credit Agreement”), pursuant to which the Lenders agreed to make loans to the Borrower on the terms set forth therein;

WHEREAS, the Borrower has informed the Lenders that the Borrower failed to comply with Section 7.17.1 of the Credit Agreement by permitting the aggregate amount of cash in the Liquidity Accounts to be less than $5,000,000, and as a result an Event of Default has occurred under the Credit Agreement (the “Designated Default”):

WHEREAS, the Borrower has requested that the Agent and the Lenders waive the Designated Default and make certain amendments to the Credit Agreement, and the Agent and the Lenders are willing to waive the Designated Default and make such amendments to the Credit Agreement on the terms and subject to the conditions set forth herein.

NOW, THEREFORE, in consideration of the mutual agreements herein contained, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

1. Definitions: Loan Document. Capitalized terms used herein without definition shall have the meanings assigned to such terms in the Credit Agreement. This Amendment shall constitute a Loan Document for all purposes of the Credit Agreement and the other Loan Documents.

2. Waiver. Upon the effectiveness of this Amendment, the Agent and the Lenders party hereto hereby waive the Designated Default (including, for the avoidance of doubt, the imposition of the Default Rate). The waiver contained in this Section 2 is a limited waiver and (i) shall only be relied upon and used for the specific purpose set forth herein and do not extend to any other Events of Default which may have occurred or to any future Events of Default, (ii) except as otherwise expressly set forth herein, shall not constitute nor be deemed to constitute a waiver of any term or condition of the Credit Agreement and the other Loan Documents, (iii) shall not constitute nor be deemed to constitute a waiver or consent by the Agent or any Lender to anything other than the specific purpose set forth herein and (iv) shall not constitute a custom or course of dealing among the parties hereto.

3. Amendment. Upon the effectiveness of this Amendment, the Credit Agreement is hereby amended as follows:

(a) Section 2.4.2 is amended by adding the following language at the end thereof:

“If any Loan Party or any Subsidiary receives any cash proceeds under agreements with the counterparty identified by the Lenders to the Borrower on or about August 1, 2022, the Borrower shall notify the Lenders and the Agent in writing thereof. Unless the Required Lenders have sent written notice to the Borrower, by the third Business Day after the date on which the applicable Loan Party or Subsidiary received such proceeds, the Borrower shall prepay the Obligations within five Business Days after such receipt in an amount equal to 30% of such cash proceeds from such counterparty (or such lesser amount as the Required Lenders may specify) (together with payment to the Agent, for the benefit of the Lenders, of the amounts described in Section 2.12.2); provided that any Prepayment Premium Amount or Make-Whole Amount with respect thereto shall be payable at the earliest of the Maturity Date and the Payment in Full.”

(b) Section 6.1 is amended by adding a new Section 6.1.14 as follows:

“6.1.14 13-Week Cash Flow Forecast and Cash Balance Reporting. Weekly, commencing on August 3, 2022, and on each Wednesday thereafter, (a) a 13-week cash flow forecast in form reasonably satisfactory to the Lenders and (b) a report of cash in the Liquidity Accounts as of such date, together with applicable bank account statements and reports evidencing such cash in the Liquidity Accounts; it being understood and agreed that the Lenders shall have the right at any time to inspect and check the books and records of the Company, including statements and reports from its banks, to confirm compliance with Section 7.17.1 and the Borrower shall promptly cooperate with Lenders as requested by Lenders in connection therewith.”

(c) Section 6.2 is amended by adding a new clause (c) as follows:

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(d) Section 6.14 is amended by adding new clauses (e) and (f) as follows:

“(e) Permit two persons representing the Lenders (the “Observers”) to attend and observe (but not vote) at all meetings of the Borrower’s (and its Subsidiaries, as applicable) board of directors (or similar governing body) and any committee thereof, whether in person, by telephone or videoconference or otherwise. The Borrower shall notify the Observers in writing at least five Business Days in advance of (i) the date and time for each general or special meeting of its board of directors (or similar governing body) or any committee thereof and (ii) the adoption of any resolutions or actions by written consent (describing, in reasonable detail, the nature and substance of such action); provided that if such notice is given to the rest of the members of the Board of Directors within less than five Business Days, the Observers will receive notice on the same date as the other members of the Board of Directors. The Borrower shall concurrently deliver to the Observers all notices and any materials delivered to the board of directors (or similar governing body) or any committees thereof in connection with a board meeting or action to be taken by written consent, including a draft of any material resolutions or actions proposed to be adopted by written consent. The Observers shall be free prior to such meeting or adoption by consent to contact the board of directors (or members of its similar governing body) and discuss the pending actions to be taken. The Borrower (or its Subsidiaries, as applicable) shall pay the Observers’ reasonable out-of-pocket expenses (including the cost of travel, meals and lodging) in connection with the attendance of such meetings. If an issue is to be discussed or otherwise arises at any meeting of the board of directors of the Borrower or committee thereof which, in the reasonable good faith judgment of the board of directors, is not appropriate to be discussed in the presence of the Observers in order to avoid a conflict of interest on the part of such Observers or to preserve an attorney-client privilege, then such issue may be discussed without the Observers being present and any materials delivered to the board of directors pertaining to such issue need not be delivered to the Observers, so long as the Observers are given notice of the occurrence of such judgment by the board of directors, that the Observers are being excused, and that certain materials will not be delivered to the Observers, and the Observers are provided a general description, which shall be true and correct in all material respects, of such withheld materials and matters discussed without the Observers present.

(f) Use best efforts to raise net cash proceeds of [***] from the issuance of shares of the Borrower’s common stock as soon as reasonably practicable.”

(e) Section 7.17.1 is amended and restated in its entirety as follows:

“7.17.1 Liquidity Accounts. Not suffer or permit the aggregate amount of cash in the Liquidity Accounts (a) from August 1, 2022 to August 31, 2022 to be less than $3,000,000 at any time, or (b) from and after September 1, 2022 to be less than the Minimum Liquidity Amount (as may be adjusted pursuant to Section 7.17.2) at any time (but in no event less than $5,000,000 at any time).”

4. Conditions to Effectiveness. This Amendment shall become effective on the date on which (a) the Agent and the Lenders receive counterpart signatures to this Amendment duly executed and delivered by the Loan Parties, the Agent and each Lenders, and (b) the representations and warranties in Section 5 shall be true and correct.

5. Representations and Warranties. The Loan Parties represent and warrant to the Lenders and the Agent that, after giving effect to this Amendment:

(a) The representations and warranties of the Loan Parties contained in the Credit Agreement or any other Loan Document are true, accurate and correct in all material respects (without duplication of any materiality qualifiers); provided, however, that those representations and warranties expressly referring to a specific date shall be true, accurate and complete in all material respects (without duplication of any materiality qualifiers) as of such date.

(b) Other than the Designated Default, no Default or Event of Default under the Loan Documents has occurred and is continuing or would result from the effectiveness of this Amendment.

6. No Implied Amendment or Waiver. Except as expressly set forth in this Amendment, this Amendment is limited to the matters specifically set forth herein and shall not, by implication or otherwise, limit, impair, constitute a waiver of or otherwise affect any rights or remedies of the Agent or any Lender under the Loan Documents, or alter, modify, amend or in any way affect any of the terms, obligations or covenants contained in the Loan Documents, all of which shall continue in full force and effect. Nothing in this Amendment shall be construed to imply any willingness on the part of the Agent or any Lender to agree to or grant any similar or future amendment, consent or waiver of any of the terms and conditions of the Loan Document.

7. Waiver and Release. TO INDUCE THE AGENT AND THE LENDERS TO AGREE TO THE TERMS OF THIS AMENDMENT, EACH LOAN PARTY AND ITS AFFILIATES (COLLECTIVELY, THE “RELEASING PARTIES”) REPRESENT AND WARRANT THAT, AS OF THE DATE HEREOF, THERE ARE NO CLAIMS OR OFFSETS AGAINST, OR RIGHTS OF RECOUPMENT WITH RESPECT TO, OR DISPUTES OF, OR DEFENSES OR COUNTERCLAIMS TO, THEIR OBLIGATIONS UNDER THE LOAN DOCUMENTS, AND IN ACCORDANCE THEREWITH THEY:

(a) WAIVE ANY AND ALL SUCH CLAIMS, OFFSETS, RIGHTS OF RECOUPMENT, DISPUTES, DEFENSES AND COUNTERCLAIMS, WHETHER KNOWN OR UNKNOWN, ARISING PRIOR TO THE DATE HEREOF.

(b) FOREVER RELEASE, RELIEVE AND DISCHARGE THE AGENT, EACH LENDER AND THEIR RESPECTIVE OFFICERS, DIRECTORS, SHAREHOLDERS, MEMBERS, PARTNERS, PREDECESSORS, SUCCESSORS, ASSIGNS, ATTORNEYS, ACCOUNTANTS, AGENTS, EMPLOYEES AND REPRESENTATIVES (COLLECTIVELY, THE “RELEASED PARTIES”), AND EACH OF THEM, FROM ANY AND ALL CLAIMS, LIABILITIES, DEMANDS, CAUSES OF ACTION, DEBTS, OBLIGATIONS, PROMISES, ACTS, AGREEMENTS AND DAMAGES, OF WHATEVER KIND OR NATURE, WHETHER KNOWN OR UNKNOWN, SUSPECTED OR UNSUSPECTED, CONTINGENT OR FIXED, LIQUIDATED OR UNLIQUIDATED, MATURED OR UNMATURED, WHETHER AT LAW OR IN EQUITY, WHICH THE RELEASING PARTIES EVER HAD, NOW HAVE, OR MAY, SHALL OR CAN HEREAFTER HAVE, DIRECTLY OR INDIRECTLY ARISING OUT OF OR IN ANY WAY BASED UPON, CONNECTED WITH, OR RELATED TO MATTERS, THINGS, ACTS, CONDUCT AND/OR OMISSIONS AT ANY TIME FROM THE BEGINNING OF THE WORLD THROUGH AND INCLUDING THE DATE HEREOF, INCLUDING WITHOUT LIMITATION ANY AND ALL CLAIMS AGAINST THE RELEASED PARTIES ARISING UNDER OR RELATED TO ANY OF THE LOAN DOCUMENTS OR ANY OF THE TRANSACTIONS CONTEMPLATED THEREBY.

(c) IN CONNECTION WITH THE RELEASE CONTAINED HEREIN, ACKNOWLEDGE THAT THEY ARE AWARE THAT THEY MAY HEREAFTER DISCOVER CLAIMS PRESENTLY UNKNOWN OR UNSUSPECTED, OR FACTS IN ADDITION TO OR DIFFERENT FROM THOSE WHICH THEY KNOW OR BELIEVE TO BE TRUE, WITH RESPECT TO THE MATTERS RELEASED HEREIN. NEVERTHELESS, IT IS THE INTENTION OF THE RELEASING PARTIES, THROUGH THIS AMENDMENT AND WITH ADVICE OF COUNSEL, FULLY, FINALLY AND FOREVER TO RELEASE ALL SUCH MATTERS, AND ALL CLAIMS RELATED THERETO, WHICH DO NOW EXIST, OR HERETOFORE HAVE EXISTED. IN FURTHERANCE OF SUCH INTENTION, THE RELEASES HEREIN GIVEN SHALL BE AND REMAIN IN EFFECT AS A FULL AND COMPLETE RELEASE OF SUCH MATTERS NOTWITHSTANDING THE DISCOVERY OR EXISTENCE OF ANY SUCH ADDITIONAL OR DIFFERENT CLAIMS OR FACTS RELATED THERETO.

(d) COVENANT AND AGREE NOT TO BRING ANY CLAIM, ACTION, SUIT OR PROCEEDING AGAINST THE RELEASED PARTIES, DIRECTLY OR INDIRECTLY, REGARDING OR RELATED IN ANY MANNER TO THE MATTERS RELEASED HEREBY, AND FURTHER COVENANT AND AGREE THAT THIS AGREEMENT IS A BAR TO ANY SUCH CLAIM, ACTION, SUIT OR PROCEEDING.

(e) REPRESENT AND WARRANT TO THE RELEASED PARTIES THAT THEY HAVE NOT HERETOFORE ASSIGNED OR TRANSFERRED, OR PURPORTED TO ASSIGN OR TRANSFER, TO ANY PERSON OR ENTITY ANY CLAIMS OR OTHER MATTERS HEREIN RELEASED.

(f) ACKNOWLEDGE THAT THEY HAVE HAD THE BENEFIT OF INDEPENDENT LEGAL ADVICE WITH RESPECT TO THE ADVISABILITY OF ENTERING INTO THIS RELEASE AND HEREBY KNOWINGLY, AND UPON SUCH ADVICE OF COUNSEL, WAIVE ANY AND ALL APPLICABLE RIGHTS AND BENEFITS UNDER, AND PROTECTIONS OF, CALIFORNIA CIVIL CODE SECTION 1542, AND ANY AND ALL STATUTES AND DOCTRINES OF SIMILAR EFFECT. CALIFORNIA CIVIL CODE SECTION 1542 PROVIDES AS FOLLOWS:

A general release does not extend to claims that the creditor or releasing party does not know or suspect to exist in his or her favor at the time of executing the release, and that if known by him or her, would have materially affected his or her settlement with the debtor or released party.

8. Expenses. The Loan Parties agree to pay all out-of-pocket and documented costs and expenses of the Agent and the Lenders (including diligence costs, consulting fees and Costs) in connection with the transactions contemplated by this Agreement invoiced to the Borrower (including, without limitation, the fees and out-of-pocket expenses of counsel to the Agent and the Lenders incurred in connection with the negotiation, preparation, execution and delivery of this Amendment and the other Loan Documents).

9. Guarantor Reaffirmation. Each Guarantor hereby ratifies and reaffirms as of the date hereof the guarantee granted by it to the Agent for the benefit of the Lenders under the Loan Documents and agrees and acknowledges that such guarantee shall continue and shall remain in full force and effect from and after the date hereof after giving effect from and after the date hereof, and the obligations guaranteed thereby shall include the Loan Parties1 obligations under the Loan Documents from and after the date hereof. Except as expressly provided herein, this Amendment shall not release, reduce or diminish any Loan Party’s obligations to the Agent and the Lenders under the Loan Documents, or prejudice, alter or in any regard adversely affect the rights and remedies of the Agent or any Lender in respect thereof.

10. Reaffirmation of Security Interest. Each Loan Party hereby (i) affirms that each of the security interests and liens granted in or pursuant to the Loan Documents are valid and subsisting and shall continue and shall remain in full force and effect from and after the date hereof and (ii) agree that this Agreement shall in no manner impair or otherwise adversely affect any of the security interests and liens granted in or pursuant to the Loan Documents.

11. Counterparts. This Amendment may be executed in any number of counterparts and by different parties on separate counterparts, each of which, when executed and delivered, is an original, and all taken together, constitute one agreement. Executed copies of the signature pages of this Amendment sent by facsimile or transmitted electronically shall be treated as originals, fully binding and with full legal force and effect, and the parties waive any rights they may have to object to such treatment.

12. Governing Law. THIS AMENDMENT SHALL BE A CONTRACT MADE UNDER AND GOVERNED BY THE INTERNAL LAWS OF THE STATE OF NEW YORK APPLICABLE TO CONTRACTS MADE AND TO BE PERFORMED ENTIRELY WITHIN SUCH STATE, WITHOUT REGARD TO CONFLICT OF LAWS PRINCIPLES (OTHER THAN SECTION 5-1401 OF THE NEW YORK GENERAL OBLIGATIONS LAW).

13. Agent Authorization. Each of the undersigned Lenders, who collectively constitute all of the Lenders under the Credit Agreement, hereby (i) authorizes and directs the Agent to execute and deliver this Amendment and any documents related thereto (ii) acknowledges and agrees that the undersigned Lenders constitute all of the Lenders necessary to direct the Agent to execute such documents; and (iii) acknowledges and agrees that the direction set forth in this Amendment constitutes an instruction, consent and request of the Lenders under the Loan Documents, including Section 9.3 of the Credit Agreement.

[Remainder of Page Intentionally Left Blank]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed as of the Closing Date.

BORROWER:

BAUDAX BIO, INC.

By:	/s/ Gerri Henwood
Name: Gerri Henwood
Title: Chief Executive Officer and President

GUARANTORS:

BAUDAX BIO N.A. LLC

By:	/s/ Gerri Henwood
Name: Gerri Henwood
Title: Director

BAUDAX BIO LIMITED

By:	/s/ Gerri Henwood
Name: Gerri Henwood
Title: Director

[Signature Page to Amendment No. 1 and Waiver to Credit Agreement]

AGENT:

WILMINGTON TRUST, NATIONAL ASSOCIATION

By:	/s/ Andrew Lennon
Name: Andrew Lennon
Title: Assistant Vice President

LENDERS:

MAM EAGLE LENDER, LLC

By:	/s/ Lou Hanover
Name: Lou Hanover
Title: Authorized Signatory

[Signature Page to Amendment No. 1 and Waiver to Credit Agreement]